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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2003


                         NATIONAL HOME HEALTH CARE CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-12927                   22-2981141
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(State or Other Jurisdiction         (Commission                IRS Employer
      of Incorporation)               File No.)             Identification No.)


700 White Plains Road, Suite 275, Scarsdale, New York                      10583
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 10, 2003, National Home Health Care Corp. (the "Company") issued a press release announcing revised estimates of the impact of certain reimbursement rate reductions in Connecticut effective May 1, 2003. A copy of that press release is attached to this Form 8-K as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NATIONAL HOME HEALTH CARE CORP.


Date:    September 10, 2003                   By: /s/ Robert P. Heller
                                                  ------------------------------
                                                  Name:  Robert P. Heller
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     Press release of the Company dated September 10, 2003.